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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-91578, 333-13589, 333-17355, 333-21943, 333-38827 and 333-39523.


                                                ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
  March 30, 1999